SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): August 16, 1999


                 USP  REAL  ESTATE  INVESTMENT  TRUST
        (Exact name of registrant as specified in its charter)



            Iowa                      0-7589                42-6149662
(State or other jurisdiction   (Commission File No.)      (IRS Employer
     of incorporation)                                  Identification No.)


       4333 Edgewood Road N.E.,                                52499
          Cedar Rapids, Iowa                                 (Zip Code)
 (Address of principal executive offices)


  Registrant's telephone number, including area code:  (319) 398-8975


                                  N/A
     (Former name or former address, if changed since last report)








Item 5.   Other Events.

     On August 16, 1999, USP Real Estate Investment Trust announced that it executed a letter of intent to sell all of its assets to AEGON USA Realty Advisors, the Trust's advisor. Terms of the offer were not disclosed. The agreement in principal, which is subject to negotiation of a definitive agreement and shareholder approval, is expected to result in a liquidating distribution to USP shareholders in excess of $6.00 per share after all transaction costs have been paid. This event was reported in a news release issued August 16, 1999. A copy of the news release is included herein as an exhibit to this report.



Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

              (99)     News release dated August 16, 1999.







                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              USP REAL ESTATE INVESTMENT TRUST




                              /s/ Alan F. Fletcher
                              Alan F. Fletcher
                              Vice President and Treasurer
                              (principal financial officer)




                              /s/ Roger L. Schulz
                              Roger L. Schulz
                              Controller
                              (principal accounting officer)

Dated:  August 17, 1999






                             EXHIBIT INDEX





     Exhibit Item     Title or Description

          99          News release dated August 16, 1999








EXHIBIT 99

                              CONTACT:  Alan F. Fletcher
                                        Vice President and Treasurer
                                        (319) 398-8849



     FOR IMMEDIATE RELEASE


                     USP AGREES TO SELL ALL ASSETS

     CEDAR RAPIDS, IOWA -- August 16, 1999 -- USP Real Estate

     Investment Trust today announced that it has executed a

     letter of intent to sell all of its assets to AEGON USA

     Realty Advisors, the Trust's advisor.  Terms of the offer

     were not disclosed.



     The agreement in principal, which is subject to negotiation of a definitive agreement and shareholder approval, is

     expected to result in a liquidating distribution to USP

     shareholders in excess of $6.00 per share after all

     transaction costs have been paid.  USP has 3,880,000 total shares issued and outstanding.  The closing sales price for

     USP shares on the Nasdaq SmallCap Market on August 16, 1999 was $4.25 per share.



     It is anticipated that the transaction will be completed

     before December 31, 1999.  AEGON USA Realty Advisors is

     acquiring the assets for investment purposes.



     USP Real Estate Investment Trust is headquartered in Cedar

     Rapids, Iowa.  Shares are traded on the Nasdaq SmallCap

     Market under the symbol USPTS.






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